SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2000

                                TIME WARNER INC.
             (Exact name of registrant as specified in its charter)

------------------------------  --------------------   ----------------------
          Delaware                    1-12259               13-3527249
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(State or other jurisdiction       (Commission          (I.R.S. Employer
       of incorporation)           File Number)         Identification No.)
------------------------------  --------------------   ----------------------


                    75 Rockefeller Plaza, New York, NY 10019
               (Address of principal executive offices) (zip code)

                                 (212) 484-8000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events

         On April 12, 2000, Time Warner Inc. announced its results of operations for the quarter ended March 31, 2000. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7(c).  Exhibits

       99 Press Release dated April 12, 2000 of Time Warner Inc. announcing results of operations for the quarter ended March 31, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    TIME WARNER INC.

                                     By:    /s/  James W. Barge
                                         ------------------------------
                                     Name:    James W. Barge
                                     Title:   Vice President & Controller


Date:  April 19, 2000

                                  Exhibit Index
                                  -------------

Exhibit No.                Description
----------                 -----------

    99              Press release dated April 12, 2000 of Time Warner Inc.
                    announcing results of operations for the quarter ended March 31, 2000.